Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated June 20, 2019 to the

Statutory Prospectus for Class A, Class C, Class T, Class R,

Institutional Class, Class R6, Class P and Administrative Class Shares of Allianz Funds,

Dated August 28, 2018 (as revised August 30, 2018) (as supplemented thereafter)

Disclosure Relating to AllianzGI NFJ Mid-Cap Value Fund (the “Fund”)

Effective August 28, 2019, within the Fund Summary relating to the Fund, the first two sentences in the subsection entitled “Principal Investment Strategies” are hereby deleted and replaced with the following:

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as companies with a market capitalization of at least $3 billion and up to the higher of $50 billion or the largest company held in the Russell Midcap Index.

Corresponding changes are hereby made to the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund—AllianzGI NFJ Mid-Cap Value Fund.”

Please retain this Supplement for future reference.